  Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Smith-Midland Corporation (the “Company”) on Form 10-Q for the three months ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Rodney I. Smith and Wesley A. Taylor, Chief Executive Officer and Vice President of Administration of the Company, respectively, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rodney I. Smith
Rodney I. Smith Chief Executive Officer and President (principal executive officer)

/s/ Wesley A Taylor
Wesley A. Taylor VP of Administration, Secretary, Treasurer, and Director (principal financial officer)

Dated: May 20, 2008